SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
  ____________________________________________________________



                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):  January 27, 2006
                                                        ________________



                 COAST FINANCIAL HOLDINGS, INC.
________________________________________________________________________
     (Exact Name of Registrant as Specified in its Charter)




          Florida                    000-50433              14-1858265
________________________________________________________________________
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
        Incorporation)                                    Identification
                                                              Number)




1301 - 6th Avenue West, Suite 300, Bradenton, Florida          34205
_____________________________________________________       ____________
        (Address of Principal Executive Offices)             (Zip Code)




Registrant's telephone number, including area code:   (941) 752-5900
                                                      __________________

Item 2.02  Results of Operations and Financial Condition.

      On January 27, 2006, the Company issued a press release announcing its earnings and financial results for the fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 2.02 and the press release attached hereto as Exhibit 99.1 is furnished pursuant to
Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.

Item 7.01  Regulation FD Disclosure.

      The press release referred to under Item 2.02 above and filed as Exhibit 99.1 hereto includes disclosure relating to the Company's earnings for the fiscal year ended December 31, 2005. The full text of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

      The information contained herein, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.




[Rest of Page Intentionally Blank.  Signature on following Page.]

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COAST FINANCIAL HOLDINGS, INC.



Date:  February 1, 2006       By:/s/Brian F. Grimes
                                 ______________________________
                                 Brian F. Grimes
                                 Chief Financial Officer

                          EXHIBIT INDEX


Exhibit No.         Description
___________         ___________


 99.1 Press Release, issued January 27, 2006, regarding earnings for the fiscal year ended December 31, 2005.

                          Exhibit 99.1